UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                September 1, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                      001-32428                   30-0030900
(State or other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 1, 2006, Dr. Robert Pry submitted his resignation from the Registrant's Board of Directors effective immediately. Dr. Pry, 82, stated he is resigning for health and family reasons. A copy of Dr. Pry's resignation letter is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description
          17.1   Resignation Letter of Dr. Robert Pry dated August 30, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: September 5, 2006

                                   By: /s/ James W. Bradshaw
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                                   James W. Bradshaw, Chief Executive Officer